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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


        Date of Report (Date of earliest event reported): April 12, 2002

                           WOODWORKERS WAREHOUSE, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                           04-3579658
--------------------------                           -----------------------
(State or other jurisdiction                            (I.R.S. Employer
 of incorporation)                                    Identification Number)



                                    000-33289
                                    ---------
                            (Commission File Number)


                126 Oxford Street Lynn, Massachusetts 01901-1132
                ------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900



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Item 4. Change in Registrant's Certifying Accountant.

         On April 12, 2002, the Audit Committee of the Board of Directors of Woodworkers Warehouse, Inc. (the "Company") retained Deloitte & Touche LLP as the Company's independent public accountants. As previously reported in the Company's Form 8-K as filed with the Securities and Exchange Commission on April 10, 2002, the Company dismissed Arthur Andersen LLP as its previous independent public accountants.





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 16, 2002

                                         WOODWORKERS WAREHOUSE, INC.

                                         Registrant



                                         By:       /s/ Walter Spokowski
                                             ------------------------------
                                             Walter Spokowski
                                             Chief Executive Officer